UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

Amendment No. 1 to

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   August 31, 2005

Willow Grove Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-49706	80-0034942
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

Welsh and Norristown Roads, Maple Glen, Pennsylvania	19002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (215) 646-5405

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01               Financial Statements and Exhibits

(a)           Financial Statements of Business Acquired.

                The financial statements required by paragraph (a) of Item 9.01 of the Form 8-K promulgated by the SEC pursuant to the Securities Act of 1934, as amended, are incorporated herein by reference from Chester Valley’s Form 10-Q for the quarter ended March 31, 2005, filed with the SEC on May 10, 2005 (File No. 0-18833).

(b)           Pro Forma Financial Information.

                The Company’s pro forma combined condensed consolidated statement of financial condition as of June 30, 2005 and pro forma combined condensed consolidated statement of operations for the twelve months ended June 30, 2005 are hereby incorporated by reference from Exhibit 99.2 hereto.  The pro forma combined condensed consolidated statement of operations for the three months ended September 30, 2005 is incorporated by reference from Note 2 to the Unaudited Consolidated Financial Statements included in the Company’s Form 10-Q for the quarter ended September 30, 2005 filed with the SEC on November 15, 2005 (File No. 0-49706).

(c)           The following exhibits are included with this Report:

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated January 20, 2005, by and between Willow Grove Bancorp, Inc. and Chester Valley Bancorp Inc.(1)
3.1	Amended and Restated Bylaws of Willow Grove Bancorp, Inc. (through August 31, 2005)(2)
10.1	Employment Agreement, dated July 15, 2005, by and among Willow Grove Bancorp, Inc., Willow Grove Bank and Donna M. Coughey (effective as of the effective time of the Merger)(2)
10.2	Retirement and Severance Agreement by and among Willow Grove Bancorp, Inc., Willow Grove Bank and Frederick A. Marcell Jr.(3)
10.3	Employment Agreement, dated July 15, 2005, by and among Willow Grove Bancorp, Inc., Willow Grove Bank and Joseph T. Crowley (effective as of the effective time of the Merger)(2)
10.4	Employment Agreement, dated November 25, 2002, between First Financial Bank and Michael J. Sexton(4)
99.1	Press Release, dated September 1, 2005, announcing completion of the Merger(2)
99.2	Pro forma financial information

(1)                                  Incorporated by reference from the proxy statement/prospectus, dated April 27, 2005, included in the Registration Statement on Form S-4 of Willow Grove Bancorp, Inc. (SEC File No. 333-123622).  The indicated exhibit is included as Annex A to the proxy statement/prospectus.

(2)                                  Incorporated by reference to the Current Report on Form 8-K of Willow Grove Bancorp, Inc., dated as of August 31, 2005 and filed with the SEC on September 1, 2005 (SEC File No. 0-49706).

(3)                                  Incorporated by reference from Exhibit 10.2 to the Current Report on Form 8-K of Willow Grove Bancorp, Inc. dated as of January 20, 2005 and filed with the SEC on January 20, 2005 (SEC File No. 0-49706).

(4)                                  Incorporated by reference from Exhibit 10L to the Annual Report on Form 10-K of Chester Valley Bancorp Inc. for the fiscal year ended June 30, 2003 and filed with the SEC on September 12, 2003 (SEC File No. 0-18833).

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SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLOW GROVE BANCORP, INC.

By:	/s/ Joseph T. Crowley
Name: Joseph T. Crowley
Title: Chief Financial Officer

Date:   November 16, 2005

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EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated January 20, 2005, by and between Willow Grove Bancorp, Inc. and Chester Valley Bancorp Inc.*
3.1	Amended and Restated Bylaws of Willow Grove Bancorp, Inc. (through August 31, 2005)*
10.1	Employment Agreement, dated July 15, 2005, by and among Willow Grove Bancorp, Inc., Willow Grove Bank and Donna M. Coughey (effective as of the effective time of the Merger)*
10.2	Retirement and Severance Agreement by and among Willow Grove Bancorp, Inc., Willow Grove Bank and Frederick A. Marcell Jr.*
10.3	Employment Agreement, dated July 15, 2005, by and among Willow Grove Bancorp, Inc., Willow Grove Bank and Joseph T. Crowley (effective as of the effective time of the Merger)*
10.4	Employment Agreement, dated November 25, 2002, between First Financial Bank and Michael J. Sexton*
99.1	Press Release, dated September 1, 2005, announcing completion of the Merger*
99.2	Pro forma financial information

*              Previously filed.